Nature of Operations	12 Months Ended
Dec. 31, 2019
Nature of Operations [abstract]
Nature of Operations

1.   Nature of Operations

Fortuna Silver Mines Inc. and its subsidiaries (the “Company”) is a publicly traded company incorporated and domiciled in British Columbia, Canada.

The Company is engaged in precious and base metal mining and related activities in Latin America, including exploration, extraction, and processing. The Company operates the Caylloma silver, lead, and zinc mine (“Caylloma”) in southern Peru, the San Jose silver and gold mine (“San Jose”) in southern Mexico, and the Lindero Gold Project (“Lindero Project”), which is under construction, in northern Argentina.

Its common shares are listed on the New York Stock Exchange under the trading symbol FSM, on the Toronto Stock Exchange under the trading symbol FVI, and on the Frankfurt Stock Exchange under the trading symbol F4S.F.

The Company’s registered office is located at Suite 650 - 200 Burrard Street, Vancouver, Canada, V6C 3L6.